UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, of the Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

CERBERUS CYBER SENTINEL CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

CERBERUS CYBER SENTINEL CORPORATION

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

January 17, 2023

The accompanying Information Statement is furnished on behalf of Cerberus Cyber Sentinel Corporation, a Delaware corporation, or the Company, by our Board of Directors, to holders of record as of the close of business on December 20, 2022 of our common stock, $0.00001 par value per share, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended. The purpose of the Information Statement is to inform our stockholders that, on December 20, 2022, the holders of a majority of our outstanding shares of common stock acted by written consent in lieu of a special meeting of stockholders to authorize and approve the following:

1.	A Certificate of Amendment to the Amended and Restated Certificate of Incorporation to change the name of our company from “Cerberus Cyber Sentinel Corporation” to “CISO Global, Inc.” (the “Certificate of Amendment”).

Our Board of Directors also approved the above-stated action on December 20, 2022 and recommended that our stockholders also approve such action. On December 20, 2022, stockholders holding approximately 57.39% of our outstanding voting stock executed a written consent approving the Certificate of Amendment, as permitted by the Delaware General Corporation Law, our amended and restated certificate of incorporation, and our by-laws. Pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the Certificate of Amendment may not become effective until at least 20 calendar days after we mail the Information Statement to our stockholders, or about February 6, 2023.

As the action set forth in this notice and the accompanying Information Statement has been duly authorized and approved by the written consent of the holders of at least a majority of our issued and outstanding voting securities, your vote or consent is not requested or required to approve the action. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by Section 228 of the Delaware General Corporation Law of the taking of a corporate action without a meeting by less than unanimous written consent of our stockholders. We encourage you to read this Information Statement carefully for further information regarding the corporate action described herein.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

/s/ Debra L. Smith

Debra L. Smith
Secretary

Scottsdale, Arizona

January 17, 2023

CERBERUS CYBER SENTINEL CORPORATION

6900 E. Camelback Road, Suite 240

Scottsdale, Arizona 85251

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C PROMULGATED THEREUNDER

INTRODUCTORY STATEMENT

General

We are a Delaware corporation with principal executive offices located at 6900 E. Camelback Road, Suite 240 Scottsdale, Arizona 85251. Our telephone number is (480) 389-3444. On December 20, 2022, holders of 85,085,000 shares of our common stock, $0.00001 par value per share, which constitutes a majority of our outstanding common stock as of such date, and our Board of Directors took action by written consent approving and adopting an amendment to our amended and restated certificate of incorporation, or the Certificate of Amendment, to change the name of our company from “Cerberus Cyber Sentinel Corporation” to “CISO Global, Inc.”

This Information Statement is being distributed by our Board of Directors to the holders of record of our common stock as of December 20, 2022, or the Record Date, to notify such stockholders that the holders of a majority of our outstanding common stock have taken action by written consent, in lieu of a special meeting of stockholders, approving the Certificate of Amendment. The required vote was obtained on December 20, 2022 in accordance with the relevant sections of Delaware General Corporation Law, or the DGCL, our amended and restated certificate of incorporation, and our by-laws. This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

Section 228 of the DGCL provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting if a written consent thereto is signed by the stockholders holding at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Copies of this Information Statement are expected to be mailed on or about January 17, 2023 to the holders of record of our common stock as of the Record Date. The corporate action described herein will be effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware approximately 20 calendar days after the mailing of this Information Statement.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Written Consent.

The Information Statement is available at www.cerberussentinel.com.

Stockholders Entitled to Notice

Each holder of record of our common stock, as of the Record Date, will be entitled to notice of each matter voted upon.

Proxies

No proxies are being solicited. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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Dissenting Stockholders

None of the DGCL, our amended and restated certificate of incorporation, or our by-laws provide holders of our common stock with dissenters’ or appraisal rights in connection with the action described in this Information Statement.

Information Statement Costs

The entire cost of furnishing this Information Statement, including the preparation, assembly, and mailing of this Information Statement, will be borne by us.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT OUR MAJORITY STOCKHOLDERS HAVE VOTED TO APPROVE THE CERTIFICATE OF AMENDMENT DESCRIBED HEREIN. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR SUCH ACTION UNDER APPLICABLE LAW AND OUR ORGANIZATIONAL DOCUMENTS, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS ACTION. THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE CERTIFICATE OF AMENDMENT, AND TO PROVIDE YOU WITH INFORMATION ABOUT THE CERTIFICATE OF AMENDMENT AS WELL AS THE BACKGROUND OF THIS CORPORATE ACTION.

THE CERTIFICATE OF AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THIS ACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Vote Required to Approve the Certificate of Amendment

As of the Record Date, there were 146,270,807 and 148,266,545 shares of our common stock issued and outstanding, respectively. For the approval of the Certificate of Amendment, the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote was required.

Consenting Majority Stockholders

On December 20, 2022, our stockholders holding an aggregate of 85,085,000 shares of our common stock, or approximately 57.39% of our issued and outstanding common stock, delivered a written consent to us approving and adopting the corporate action described in this Information Statement. For a detailed breakdown of the beneficial ownership of our common stock, please see “Security Ownership of Certain Beneficial Owners and Management” below.

Pursuant to Section 14(c) of the Exchange Act and the rules promulgated thereunder, the Certificate of Amendment, being subject to approval of our stockholders, cannot become effective until at least 20 calendar days after the initial mailing of this Information Statement to our stockholders.

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CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Reasons for Name Change

Our board of directors believes the change of our name from “Cerberus Cyber Sentinel Corporation” to “CISO Global, Inc.” will be in our best interests as the new name better reflects our long-term strategy and identity.

Approval of Certificate of Amendment

Our board of directors, on December 20, 2022, and the holders of 85,085,000 shares of our common stock, on December 20, 2022, executed and delivered to the Company the written consents approving the Certificate of Amendment. Accordingly, in compliance with the laws of the DGCL and our by-laws a majority of the outstanding voting shares has approved the Certificate of Amendment, and no other vote or proxy is required of the stockholders.

Effect on Stockholders

The change of name will not affect in any way the validity or transferability of stock certificates outstanding at the time of the name change, our capital structure, or the trading of our common stock on The Nasdaq Capital Market. Following implementation of the Certificate of Amendment, stockholders may continue to hold their existing certificates or receive new certificates reflecting the name change by delivering their existing certificates to the Company’s transfer agent. Stockholders should not destroy any stock certificates and should not deliver any stock certificates to the transfer agent until after the effectiveness of the name change.

No Appraisal Rights

Our stockholders do not have any “appraisal” or “dissenters” rights in connection with the approval or implementation of the Certificate of Amendment.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 20, 2022 for (a) the named executive officers, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of December 20, 2022 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 148,266,545 shares of common stock outstanding on December 20, 2022.

Security Ownership of Certain Beneficial Holders

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent
Jemmett Enterprises, LLC	66,435,000	(2)	44.81%

Security Ownership of Directors and Executive Officers

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent
David G. Jemmett	69,435,000	(3)	46.83%
Debra L. Smith	447,187	(4)	*
Ashley N. Devoto	312,450	(5)	*
Stephen H. Scott, Jr.	18,650,000	(6)	12.58%
Ret. General Robert C. Oaks	400,000	(7)	*
R. Scott Holbrook	400,000	(7)	*
Andrew K. McCain	3,775,000	(8)	2.54%
Kiki VanDeWeghe	166,666	(9)	*
Directors & Executive Officers as a Group (8 persons)	93,586,303	(10)	62.25%

*	Less than 1% of the outstanding shares of common stock.

(1)	Unless otherwise indicated, the address of record is c/o Cerberus Cyber Sentinel Corporation, 6900 E. Camelback Road, Suite 240, Scottsdale, Arizona 85251.
(2)	Mr. Jemmett is the managing member of Jemmett Enterprises, LLC and has voting and dispositive power over such shares.
(3)	Consists of (i) 66,435,000 shares held by Jemmett Enterprises, LLC, of which Mr. Jemmett is the managing member and has voting and dispositive power over such shares; (ii) 2,000,000 shares held by Xander LLC, of which Mr. Jemmett and his wife are the sole members and have voting and dispositive power over such shares; and (iii) 1,000,000 shares held by Dana Borgman Trust.
(4)	Consists of 447,187 shares issuable upon exercise of options exercisable within 60 days after December 20, 2022.
(5)	Consists of (i) 62,500 shares held directly by Ms. Devoto; and (ii) 249,950 shares issuable upon exercise of options exercisable within 60 days after December 31, 2022.
(6)	Consists of (i) 12,900,000 shares held directly by Mr. Scott; (ii) 5,000,000 shares held by TVMT LLC, for which Mr. Scott has voting and dispositive power; (iii) 500,000 shares beneficially held by Scott Revocable Trust; and (iv) 250,000 shares beneficially held by JLS 401k Trust.
(7)	Consists of 400,000 shares issuable upon the exercise of options exercisable within 60 days after December 20, 2022.
(8)	Consists of (i) 375,000 shares held indirectly as executor of the Andrew and Lucy McCain Family Trust, for which Mr. McCain has voting and dispositive power; (ii) 3,000,000 shares held by Hensley & Company, for which Mr. McCain has voting and dispositive power; and (iii) 400,000 shares issuable upon the exercise of options exercisable within 60 days after December 20, 2022.
(9)	Consists of 166,666 shares issuable upon the exercise of options exercisable within 60 days after December 20, 2022.
(10)	Includes 2,063,803 shares issuable upon the exercise of options exercisable within 60 days after December 20, 2022.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for information statements with respect to two or more stockholders sharing the same address by delivering a single Information Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of this Information Statement and would like to participate in our householding program, please contact our Corporate Secretary by calling (480) 389-3444, or by mailing a request to Attn: Corporate Secretary, 6900 E. Camelback Road, Suite 240, Scottsdale, Arizona 85251. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of this Information Statement, please contact our Corporate Secretary as described above.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker, or other holder of record to request information about householding.

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ANNEX A

FORM OF

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CERBERUS CYBER SENTINEL CORPORATION

Cerberus Cyber Sentinel Corporation, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article FIRST in its entirety and replacing it with the following:

FIRST. The name of the corporation is CISO Global, Inc. (the “Corporation”).

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 and 228 (by written consent of the stockholders) of the General Corporation Law of the State of Delaware.

[Remainder of Page Intentionally Left Blank]

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In Witness Whereof, the undersigned has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be executed and acknowledged on this ____ day of ________, 2023.

CERBERUS CYBER SENTINEL CORPORATION

By:
[Name]
[Title]

Signature Page to Certificate of Amendment of Amended and Restated Certificate of Incorporation

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